UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

OPENTABLE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34357	94-3374049
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

799 Market Street, 4th Floor, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 344-4200

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2011, OpenTable, Inc. (“OpenTable” or the “Company”) publicly disseminated a press release announcing financial results for the first quarter ended March 31, 2011.

The foregoing description is qualified in its entirety by reference to the Company’s press release, dated May 3, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 29, 2011, Jeffrey Jordan tendered his resignation as the Company’s President and Chief Executive Officer, such resignation to be effective June 1, 2011, and the Board of Directors appointed Mr. Jordan to serve as Executive Chairman beginning June 1, 2011.

(c)           On April 29, 2011, the Board of Directors appointed Matthew Roberts, currently Chief Financial Officer, as President and Chief Executive Officer, effective June 1, 2011.  Mr. Roberts will also continue to serve as Chief Financial Officer until a replacement is found.

Mr. Roberts, age 43, joined OpenTable in June 2005 as Chief Financial Officer.  Prior to OpenTable, Mr. Roberts served for more than four years as Chief Financial Officer of E-LOAN, Inc., a provider of loans.  Mr. Roberts is a Certified Public Accountant and holds a BS degree in Accounting from Santa Clara University.

Pursuant to the terms of an amended and restated offer letter agreement, dated May 2, 2011, by and between the Company and Mr. Roberts, effective June 1, 2011, Mr. Roberts will receive a $225,000 increase in his annual base salary, for a new annual base salary of $500,000, and an annual performance bonus opportunity targeted at $250,000 to be earned out based on the achievement of annual performance targets or Mr. Roberts’ and the Company’s overall performance as determined by the Board of Directors or the Compensation Committee.  In addition, on the first day of each month commencing July 1, 2011 and ending June 1, 2013, subject to Mr. Roberts’ continued employment, he will be granted a fully vested option having a Black-Scholes value of $147,917.

If Mr. Roberts’ employment by the Company is terminated by the Company without cause or Mr. Roberts experiences a constructive termination, Mr. Roberts’ January 22, 2010 option to purchase 72,000 shares of Company common stock (the “CFO Option”) will immediately become fully vested and exercisable with respect to all of the unvested shares subject thereto as of the date of Mr. Roberts’ termination of employment.  In addition to the acceleration of the vesting of the CFO Option, if Mr. Roberts’ employment by the Company is terminated by the Company without cause or Mr. Roberts experiences a constructive termination, in each case, within the twelve (12) months following a change in control, he will receive the following severance benefits: (1) twelve (12) months’ base salary; (2) twelve (12) months’ COBRA coverage; and (3) an amount equal to $1,775,000 which may be paid in cash or through the issuance of publicly traded common stock, as determined by the Company.  Mr. Roberts must execute and fail to revoke a release of all claims against the Company in order to be eligible for any severance benefits.

The foregoing description of Mr. Roberts’ amended and restated offer letter agreement is qualified in its entirety by the text of the agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

A copy of the press release announcing the above management changes is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)           On April 29, 2011, the Board of Directors appointed Mr. Roberts to the Board of Directors as a Class I director, effective June 1, 2011.  Mr. Roberts’ current term as a director will expire at the annual meeting of stockholders to be held in 2013 or his earlier death, resignation or removal.

A copy of the press release announcing Mr. Roberts’ appointment to the Board of Directors is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(e)           On May 2, 2011, the Compensation Committee of the Board of Directors approved the following adjustments to Mr. Jordan’s compensation commensurate with his continuing role as Executive Chairman, effective June 1, 2011.  Pursuant to the terms of an amended and restated offer letter agreement, dated May 2, 2011, by and between the Company and Mr. Jordan, effective June 1, 2011, Mr. Jordan’s annual base salary will be reduced by 80%, for a new annual base salary of $100,000.  In addition, effective as of June 1, 2011, Mr. Jordan’s January 22, 2010 option to purchase 214,000 shares of Company common stock will be amended such that 171,200 shares of Company common stock subject to the option will automatically be cancelled, and the remaining 42,800 shares of Company common stock subject to the option will vest in twenty-four (24) substantially equal monthly installments commencing July 1, 2011, subject to Mr. Jordan’s continued service to the Company through each vesting date.

The foregoing description of Mr. Jordan’s amended and restated offer letter agreement is qualified in its entirety by the text of the agreement, a copy of which is attached hereto as Exhibit 99.4 and incorporated herein by reference.

The description of Mr. Roberts’ amended and restated offer letter agreement set forth under Item 5.02(c) above is hereby incorporated into this Item 5.02(e), which description is qualified in its entirety by the text of the agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.01.  Other Events.

On May 3, 2011, the Company issued a press release announcing the changes in management structure and Mr. Roberts’ appointment to the Board of Directors, effective June 1, 2011.  A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated May 3, 2011 — OpenTable, Inc. Announces First Quarter Financial Results.

99.2	Amended and Restated Offer Letter Agreement, dated May 2, 2011, by and between OpenTable, Inc. and Matthew Roberts.

99.3	Press Release dated May 3, 2011 — OpenTable Promotes Matt Roberts to CEO; Jeff Jordan Assumes New Role as Executive Chairman.

99.4	Amended and Restated Offer Letter Agreement, dated May 2, 2011, by and between OpenTable, Inc. and Jeffrey Jordan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2011	OPENTABLE, INC.

	By:	/s/ Matthew Roberts
Matthew Roberts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 3, 2011 — OpenTable, Inc. Announces First Quarter Financial Results.

99.2	Amended and Restated Offer Letter Agreement, dated May 2, 2011, by and between OpenTable, Inc. and Matthew Roberts.

99.3	Press Release dated May 3, 2011 — OpenTable Promotes Matt Roberts to CEO; Jeff Jordan Assumes New Role as Executive Chairman.

99.4	Amended and Restated Offer Letter Agreement, dated May 2, 2011, by and between OpenTable, Inc. and Jeffrey Jordan.